             SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE AGREEMENT
             -------------------------------------------------------

This SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE AGREEMENT (this "Agreement"), made and entered into this 15h day of March,  2004, by and among HOOPESTON FOODS
DENVER  CORP.,  having a mailing  address of Two Apple Tree  Square,  Suite 242,
Bloomington,  Minnesota  55425  (hereinafter  referred to as  "Tenant"),  STOKES
CANNING  COMPANY,  having an  office  at 475 17th  Street,  Suite  790,  Denver,
Colorado 80202  (hereinafter  referred to as "Landlord")  and HEARTLAND  BANK, a federal  savings  bank,  having  offices at 212 S. Central  avenue,  St.  Louis,
Missouri 63105 (hereinafter referred to as "Lender").

                              W I T N E S S E T H:

WHEREAS,  the Landlord and Tenant are parties to a certain  lease dated  January
26, 2001 (the "Lease"), demising the real estate described in Exhibit A attached hereto and incorporated herein by reference (the "Real Estate");

WHEREAS, Landlord has executed a Mortgage and an Assignment of Rents encumbering the  Real  Estate  (the  "Mortgage"),  dated  as of the 15 day of  March,  2004, recorded as Daily No.  _________,  on March,  2004 in the real estate records of
Adams County,  Colorado,  in favor of Lender and securing the payment of certain debt described therein; and

WHEREAS, the parties hereto desire to enter into this Agreement;

NOW,  THEREFORE,  for  and in  consideration  of the  premises  and  the  mutual covenants hereof, the parties hereto stipulate, covenant and agree as follows:

1. The Lease  (including  without  limitation  the option to  purchase  the Real
Estate provided in the Lease) is hereby made subject,  junior and subordinate to the Mortgage and to all renewals,  modifications,  consolidations,  replacements and  extensions  of the  Mortgage,  so that all rights of Tenant under the Lease shall be  subject,  junior and  subordinate  to the  rights of Lender  under the
Mortgage and to all renewals,  modifications,  consolidations,  replacements and extensions  of the  Mortgage,  as  fully  as if all  such  instruments  had been executed, delivered and recorded prior to the Lease.

2. Tenant  agrees to recognize  Lender or any  purchaser at a  foreclosure  sale involving the Mortgage or any transferee of the Real Estate  pursuant to deed in lieu of foreclosure as its landlord under the Lease without the necessity of any other or further  attornment  other than  contained in this  paragraph (and this paragraph shall be considered an  attornment),  provided that Lender or any such purchaser expressly agrees in writing to be bound by the terms of the Lease.

3. Lender agrees that so long as Tenant shall not be in default under the Lease, the Tenant's  right of possession  and enjoyment of the premises  demised by the
Lease shall be and remain undisturbed and unaffected by any foreclosure or other proceedings involving the Mortgage.

4. Tenant hereby  acknowledges that all of Landlord's right,  title and interest as lessor under the Lease is being duly assigned to Lender pursuant to the terms of an Assignment of Rents (the  "Assignment of Leases")  executed in conjunction with the Mortgage,  and that  pursuant to the terms thereof all rental  payments under the Lease shall  continue to be paid to  Landlord in  accordance  with the terms of the Lease unless and until  Tenant is otherwise  notified in writing by
Lender.  Upon receipt of any such written notice from Lender,  Tenant  covenants and  agrees to make  payment of all  rental  payments  then due or to become due under the Lease  directly  to Lender or to  Lender's  agent  designated  in such notice and to continue to do so until  otherwise  notified in writing by Lender.
Landlord  hereby  irrevocably  directs  and  authorizes  Tenant  to make  rental payments directly to Lender following receipt of such notice,  and covenants and agrees  that  Tenant  shall have the right to rely on such  notice  without  any obligation to inquire as to whether any default exists under the Mortgage or the
Assignment of Leases or the indebtedness  secured thereby,  and  notwithstanding any notice or claim of Landlord to the contrary, and that Landlord shall have no right or claim  against  Tenant for or by reason of any rental  payments made by
Tenant to Lender following receipt of such notice.  Tenant further  acknowledges and agrees: (a) that under the provisions of the Assignment of Leases, the Lease cannot be terminated  by Landlord (nor can Landlord  accept any surrender of the
Lease  other than as set forth in the Lease) or be modified in any of its terms, or consent be given to the waiver or release of Tenant from the  performance  or observance of any obligation under the Lease,  without the prior written consent of Lender,  and without  such  consent no rent may be  collected  or accepted by
Landlord  more than one month in advance;  and (b) that the interest of Landlord as lessor under the Lease has been assigned to Lender for the purposes specified in the Assignment of Leases.

4. The terms and provisions  hereof shall be binding upon and shall inure to the benefit  of the  heirs,  executors,  administrators,  successors  and  permitted assigns,  respectively,  of Lender, Tenant and Landlord. The reference contained to successors  and assigns of Tenant is not intended to constitute  and does not constitute a consent by Landlord or Lender to an assignment  by Tenant,  but has reference only to those instances in which the lessor under the Lease and Lender
shall  have  given  written  consent  to  a  particular   assignment  by  Tenant
thereunder.

5. Tenant has contemporaneously  herewith executed and delivered to the Lender a
"Tenant's Estoppel Certificate" with respect to the Lease.

IN  WITNESS   WHEREOF,   the  undersigned   have  executed  and  delivered  this
Subordination,  Attornment and Non-Disturbance  Agreement as of the day and year first above written.

                                    "TENANT"

                                    HOOPESTON FOODS DENVER CORP.

                                    By: ______________________________
                                          Name:
                                                ------------------------
                                          Title:
                                                ------------------------

                                    "LANDLORD"

                                    STOKES CANNING COMPANY

                                    By:
                                        --------------------------------
                                          Name:
                                                ------------------------------
                                          Title:
                                                 -----------------------------

                                    "LENDER"

                                    HEARTLAND BANK

                                    By:
                                        --------------------------------
                                       Name:
                                             ---------------------------
                                       Title:
                                              --------------------------

STATE OF _______________            )
                                    )     SS:
C________ OF ______________         )

On  this   _____  day  of   __________________,   2004,   before   me   appeared
____________________________,  to me  personally  known,  who,  being by me duly sworn,  did say that [she/he] is the  ______________________  of Hoopeston Foods
Denver Corp.,  a corporation,  and that said  instrument was signed in behalf of
said   corporation,   by  authority  of  its  board  of   directors;   and  said
______________________  acknowledged said instrument to be the free act and deed of said corporation and that said corporation has no corporate seal.

IN TESTIMONY  WHEREOF,  I have hereunto set my hand and affixed my official seal in the County and State aforesaid on the day and year first above written.

                              Name(print):
                                          ------------------------------------
                                           Notary Public

                              ---------------------------------------------
                              My Commission Expires:

                                     Please affix seal firmly and clearly
                              in this box
                              ---------------------------------------------

STATE OF COLORADO             )
                              )     SS:
COUNTY OF                     )
          --------------

On    this    _____    day   of    January,    2004,    before    me    appeared
__________________________, to me personally known, who, being by me duly sworn, did say that [she/he] is the ______________________ of Stokes Canning Company, a
corporation,  and that said instrument was signed in behalf of said corporation, by authority  of its board of  directors;  and said  ___________________________
acknowledged said instrument to be the free act and deed of said corporation and that said corporation has no corporate seal.

IN TESTIMONY  WHEREOF,  I have hereunto set my hand and affixed my official seal in the County and State aforesaid on the day and year first above written.

                              Name(print):
                                          ------------------------------------
                                           Notary Public

                              ---------------------------------------------
                              My Commission Expires:

                                     Please affix seal firmly and clearly
                              in this box
                              ---------------------------------------------

STATE OF MISSOURI             )
                              )     SS:
COUNTY OF ST. LOUIS           )

On  this   _____  day  of   ___________________,   2004,   before  me   appeared
_________________________,  to me personally known, who, being by me duly sworn, did say that [she/he] is the ______________________ of Heartland Bank, a federal savings  bank,  and that said  instrument  was signed in behalf of said  savings
bank,    by    authority    of   its    board    of    directors;    and    said
____________________________ acknowledged said instrument to be the free act and deed of said savings bank, and that said savings bank has no corporate seal.

IN TESTIMONY  WHEREOF,  I have hereunto set my hand and affixed my official seal in the County and State aforesaid on the day and year first above written.

                              Name(print):
                                          ------------------------------------
                                           Notary Public

                              ---------------------------------------------
                              My Commission Expires:

                                     Please affix seal firmly and clearly
                              in this box
                              ---------------------------------------------

                                    EXHIBIT A
                                    ---------
                                LEGAL DESCRIPTION